UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 31, 2010

TROPICANA ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53831	27-0540158
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Howard Hughes Parkway, 4th Floor, Las Vegas, Nevada 89169
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (702) 589-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 31, 2010, Tropicana Entertainment Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Icahn Partners LP (“Icahn Partners”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II L.P. (“Icahn Master II”), and Icahn Partners Master Fund III L.P. (“Icahn Master III” and, together with Icahn Partners, Icahn Master and Icahn Master II, the “Sellers”).  Each of the Sellers is an entity controlled by Carl C. Icahn, the Company’s Chairman and beneficial owner of approximately 48.1% of the Company’s common stock.  The Securities Purchase Agreement was approved by a majority of the members of the Audit Committee of the Company’s Board of Directors (the “Board”) as well as by a majority of the members of a special committee (the “Special Committee”) of the Board formed specifically for the purpose of evaluating the transaction.  The Special Committee retained independent counsel to assist it in evaluating the transaction.

Pursuant to the terms of the Securities Purchase Agreement, on August 31, 2010 the Company purchased from the Sellers all of the issued and outstanding shares of capital stock of Icahn Fund Sub 1D Ltd. (“Cayman Company”), a Cayman Islands exempt company with limited liability, for a total purchase price of $12,029,678.45.  Pursuant to the Securities Purchase Agreement, the Company indirectly acquired all of the membership interests of Cayman Company’s wholly owned subsidiary Abura Development Corp. VBA, a limited liability company created and existing under the laws of Aruba, Netherlands Antilles, which in June 2010 acquired out of bankruptcy The Aruban Resort & Casino at Eagle Beach, an approximately 360-unit timeshare casino resort in Aruba, including the unsold fractional timeshares attached to such property, a temporary casino currently not in operation and an unfinished permanent casino structure.  The cash consideration of $12,029,678.45 was funded through the Company’s cash on hand.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1

Securities Purchase Agreement, dated as of August 31, 2010, among Tropicana Entertainment Inc., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II L.P. and Icahn Partners Master Fund III L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TROPICANA ENTERTAINMENT INC.

Date: September 2, 2010

	By:	/s/ Scott C. Butera
	Name:	Scott C. Butera
	Title:	President and Chief Executive Officer